SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K/A
                                 (Amendment No. 2)

                                 CURRENT REPORT

    Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                                DECEMBER 29, 1999
                                -----------------
                                 Date of Report
                        (Date of Earliest Event Reported)

                           AMERICAN INFLATABLES, INC.
                           --------------------------
             (Exact Name of Registrant as Specified in its Charter)

         DELAWARE                    0-26943                95-4702570
      ---------------              -----------            --------------
      (State or other              (Commission             (IRS Employer
      jurisdiction of              File Number)          Identification No.)
      incorporation)


                947 NEWHALL STREET, COSTA MESA, CALIFORNIA 92627
                ------------------------------------------------
                    (Address of principal executive offices)

                                (949) 515-8952
                                --------------
                         (Registrant's telephone number)

                              GLOBALOCK CORPORATION
                          860 Via de la Paz, Suite E-1
                           Pacific Palisades, CA 90272
                          ----------------------------
                        (Former name and former address)


THIS FORM 8-K/A IS FILED TO CORRECT ERRORS AND OMISSIONS IN THE DESCRIPTION OF MANAGEMENT AND ITS DIRECTORS OF THE REGISTRANT AND COMPANY

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ITEM 2.   ACQUISITION OR DISPOSITION OF ASSETS


MANAGEMENT

Name                                Age             Title
----                                ---          ----------------------------
Gregg Mulholland                    31           Chairman of the Board, Chief
                                                 Executive Officer, Manager

Jeffrey Jacobson                    52           President, Chief Operating
                                                 Officer and Director

Dave Ariss                          38           Director

The persons identified above may be deemed a "promoter" of the Company, as that term is defined in the rules and regulations promulgated under the Securities and Exchange Act of 1933.

GREGG R. MULHOLLAND, age 31, is the Company's Chief Executive Officer and Manager and has served in that capacity since May 3, 1997. Mr. Mulholland has assumed the Chief Executive Officer role and Chairman of the Board of the registrant pursuant to the merger agreement on December 27, 1999. From February 1995 to May 1997, Mr. Mulholland was President/CEO at Hurlys Roadhouse Inc. of Newport Beach, California. From March 1993 to January 1995, Mr. Mulholland was a General Partner at Arpatia Inc.

JEFFREY JACOBSON, age 52, is the Company's Chief Operations Officer and has served in that capacity since February 1999. Mr. Jacobson has assumed the Chief Operations Officer role and was appointed a director of the registrant pursuant to the merger agreement on December 27, 1999. From January 1997 to February 1999, Mr. Jacobson was National Sales Manager at Giant Advertising of Huntington Beach, California. From June 1987 to June 1995, Mr. Jacobson was President of Micro Warehouse, California.

DAVE ARISS, age 38, is an outside Director and has served in that capacity since December 22, 1999. Mr. Ariss has spent the majority of his professional career in the Industrial and Commercial Real Estate industry. Mr. Ariss is currently the Managing Director of the California Commerce Center, a major Master-planned mixed-use (MPMU) business park located in Ontario, California. This MPMU park is one of the largest business parks in Southern California. Mr. Ariss in addition to his capacity as Managing Director of the California Commerce Center, he is Principal with P.I.B. Realty Advisors, a real estate consulting firm, and was recently appointed to the California World Trade Commission by Governor Pete Wilson.

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                  SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Form 8-K/A to be signed on its behalf by the undersigned hereunto duly authorized.


                                    AMERICAN INFLATABLES, INC.


                                    By /s/ Gregg Mulholland
                                           President


Date: July 7, 2000

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